UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2012

Medical Care Technologies Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

26-4227137
(I.R.S. Employer Identification Number)

000-53665
(Commission File Number)

Room 815, No. 2 Building, Beixiaojie, Dongzhimen Nei, Beijing, China
(Address of principal executive offices)

(8610) 6407 0580
(Issuer's telephone number)

_______
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD Disclosure
Item 7.01 Regulation FD Disclosure.

On November 20, 2012, Medical Care Technologies Inc. (“the Company”) issued a press release announcing a CEO’s Letter to Shareholders (“CEO’s Letter”) from Ning C. Wu, CEO of the Company.  A copy of the press release incorporating the CEO’s Letter is furnished herewith and is incorporated by reference herein as Exhibit 99.1.

The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Section 9 – Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits
99.1	Press Release: CEO’s Letter to Shareholders dated November 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2012

Medical Care Technologies Inc.

/s/ Ning C. Wu
Ning C. Wu
Chief Executive Officer & Director